NOTE 4 - SIGNIFICANT ACCOUNTING POLICIES (Details Narrative) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Accounting Policies [Abstract]
Allowance for doubtful accounts	$ 670,000	$ 670,000
Allowance for returns & discounts	0	0
Net operating loss carryforwards	14,639,000
Advertising expense	$ 0	$ 0
Expiration year of loss carryforwards		Dec. 31, 2032
Effective federal & state income tax rate	34.00%	34.00%
Revenue concentration of one customer

For the year ended December 31, 2013 and 2012, one customer accounted for 100% and 98% of total revenue, respectively, representing a material amount of customer concentration. For the year ended December 31, 2013 and 2012, one disputed customers accounted for 100% of total accounts receivable, representing a material amount of credit risk.